UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C.  20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:  April 25, 2000


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		     81-0170530
(State or other jurisdiction	(Commission		   (IRS Employer
	of incorporation)	File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 497-3000

Exhibit Index is found on page 9.

ITEM 5.  Other Events.

	On March 28, 2000, we announced that we will separate our telecommunications business from our energy businesses through a stock sale or sales of our energy businesses. At March 31, 2000, the total equity of the businesses that we will sell was approximately $1,100,000,000. When we complete the sale or sales, Touch America, Inc. will remain as the entity through which we will continue to conduct our telecommunications business. For additional information on the proposed sale of our energy businesses, see our Form 8-K filed with the Securities and Exchange Commission on April 4, 2000.


Financial Results


FIRST QUARTER 2000 COMPARED WITH FIRST QUARTER 1999

	The Montana Power Company reported consolidated basic net income of $0.29 per share in the first quarter compared with first quarter 1999 consolidated net income of $0.30 per share. Utility earnings for the first quarter 2000 decreased $0.04 per share, from $0.12 per share to $0.08 per share, while nonutility earnings for the first quarter 2000 increased $0.03 per share, from $0.18 per share to $0.21 per share.

The December 17, 1999, sale of substantially all of our electric generating assets to PPL Montana, LLC, a subsidiary of PP&L Global, Inc., negatively affected our utility's net income for first quarter 2000 compared with first quarter 1999. Customers continuing to choose other commodity suppliers and a voluntary rate reduction also negatively affected our utility's net income.

In the nonutility sector, our oil and natural gas operations reported improved earnings as a result of higher commodity prices. Revenues increased at Touch America. Touch America's increased operations and maintenance expenses; selling, general, and administrative expenses; and taxes other than income taxes partially offset this increase in revenues.

Electric Utility and Natural Gas Utility

Electric Utility

Income from operations decreased approximately $17,400,000, or 59 percent compared to 1999. While weather was 10 percent warmer than normal, weather was 5 percent colder than in 1999.

Utility revenues decreased because of the discontinuance of off-system revenues relating to the electric generating assets sold. Although the sale of the assets resulted in lower property taxes and depreciation and amortization expenses for the first quarter 2000, increased power-supply expenses offset these decreases. Power-supply expenses increased, despite decreases in fuel expenses since we no longer purchase fuel to operate the generating plants, because we now purchase most of the power to serve our customers pursuant to buyback contracts with PPL Montana. The maximum price that we pay for power in the buyback contracts, $22.25/MWh, represents our net fully allocated costs of service in current rates, replacing operations and maintenance expense, depreciation expense, and return on investment. For additional information on the sale of our electric generating assets, see Footnote 5, "Sale of Electric Generating Assets," of our 1999 Annual Report on Form 10-K.

Revenues: Revenues decreased approximately $17,200,000 primarily due to the effects of the following items:

? Decrease of approximately $11,000,000 due to the elimination of energy sales in the secondary markets resulting from the generation sale.

? A decrease of approximately $2,100,000 in intersegment revenues principally because, absent sales in the secondary markets, our affiliate, The Montana Power Trading & Marketing Company (MPT&M), did not use our lines to transmit energy that it had sold in the secondary markets. An approximately $3,100,000 increase in other revenues mainly from transmitting energy for PPL Montana and customers who chose other suppliers offset this decrease.

? A decrease of approximately $7,000,000 in general business revenues mainly from customers continuing to choose different suppliers and a voluntary rate reduction filed with the Montana Public Service Commission (PSC), effective February 2, 2000. An increase in prices to recover the cost of public-purpose programs in accordance with the State of Montana's Electric Industry Restructuring and Customer Choice Act (Electric Act) partially offset these decreases.

Expenses: Overall expenses remained relatively flat, increasing approximately $200,000 because of the effects of the following items, most of which, as indicated, were attributable to the generation sale:

? Power-supply expenses increased approximately $9,500,000, despite decreased fuel expenses since we no longer purchase fuel to operate the generating plants, mainly because of increased purchased power costs required to supply electric energy to our core customers. Prior to the generation sale, we supplied these customers with electric energy primarily from our generation plants. As discussed above, we now purchase most of the power to serve our customers at a price of approximately $22.25/MWh.

? Transmission and distribution expenses decreased approximately $2,600,000 primarily because, as discussed above, we are no longer selling energy in the secondary markets. As a result, we did not incur the costs associated with using other utilities' lines outside our service territory to transmit this energy.

? Selling, general, and administrative expenses increased approximately $950,000. The following items contributed to changes in administrative expenses:

? An increase of approximately $2,500,000 relating to energy efficiency and public-purpose programs in compliance with the Universal System Benefits Charge requirements of the Electric Act. In accordance with the Electric Act, we collect the costs associated with the energy efficiency and public-purpose programs through a separate component of rates;

? Costs of approximately $800,000 incurred to train staff and to adapt business processes to implement our new Enterprise Customer-Care information system (E-CIS);

? Reduced pension expense of approximately $900,000 because of the generation sale, which resulted in the transfer of 474 employees to PPL Montana;

? An approximately $900,000 decrease in conservation program expenses; and

? A decrease in other miscellaneous administrative costs of approximately $550,000.

? Taxes other than income taxes and depreciation expense decreased a total of approximately $7,600,000, representing a decrease in property taxes related to generation.

Regulatory: The Electric Act established a rate moratorium for all electric customers pursuant to which transmission and distribution rates cannot be increased until July 1, 2000. We expect to submit a filing with the PSC in the first half of this year to request increased rates as appropriate. As discussed above, the voluntary rate reduction effective in February 2000 negatively affected our revenues. Reduced amortization of regulatory assets partially offset this decrease.

Natural Gas Utility

Income from operations increased approximately $1,900,000, or 19 percent compared to 1999. While weather was 9 percent warmer than normal, weather was 4 percent colder than in 1999.

Revenues: Revenues increased approximately $4,500,000 mainly because of an increase in rates, as discussed below.

Expenses: Expenses increased approximately $2,500,000. Costs for implementing the E-CIS and for incentive compensation accruals contributed to a $1,400,000 increase in administrative costs, while gas supply costs increased approximately $1,300,000.

Regulatory: On August 12, 1999, we filed a natural gas rate case with the PSC requesting, among other matters, increased annual revenues of $15,400,000, with a proposed interim increase of $11,500,000. An interim increase of $7,600,000 became effective on December 10, 1999. A final PSC order that became effective on April 1, 2000, approved an additional increase of $2,800,000.

Interest Expense and Other Income

Retirements of long-term debt in 1999 and early 2000 and the absence of accruals in 2000 related to the Kerr Project mitigation liability account for the majority of the decrease of approximately $1,400,000 in interest expense. Other Income - Net increased approximately $5,300,000 primarily because of interest income earned on the proceeds received as a result of the sale of the electric generating assets and the restructured contract with the Los Angeles Department of Water and Power (LADWP) discussed below in the "Independent Power Operations" section.

Nonutility - Telecommunications; Coal; Independent Power Operations; Oil & Natural Gas; and Other

Nonutility earnings for the first quarter 2000 increased, when compared with the first quarter 1999, mainly because of the improved performance of our oil and natural gas operations as a result of increased commodity prices. Our telecommunications and coal operations also contributed to the nonutility sector's higher earnings.

Telecommunications

Revenues from telecommunications operations increased approximately $4,400,000. This increase principally consists of the effects of the following elements:

? Increased private-line revenues of approximately $3,400,000 as a result of an increase in customer growth.

? Increased long-distance revenues of approximately $800,000 as a result of more minutes sold.
? Decreased equipment-service sales of approximately $1,000,000, primarily because of 1999 equipment upgrades to address Year 2000 concerns and 1999 sales to a school district.
? Increased revenues of approximately $500,000 earned by Tetragenics Company, which designs and manufactures electronic monitoring, control, and data acquisition hardware and software for electric and communications systems.

Earnings from unconsolidated investments were approximately $800,000 lower compared with the same period in 1999. Dark-fiber revenues, primarily from the FTV Communications LLC joint venture, were approximately $1,100,000 lower than in 1999. This decrease was somewhat offset by the receipt of approximately $300,000 in net earnings from other joint ventures in which Touch America owns interests.

Operations and maintenance expense increased approximately $1,100,000, attributable chiefly to higher cost of sales for Tetragenics. Selling, general, and administrative expenses increased approximately $1,200,000 as a result of a combination of expenses associated with outside consultants, salaries, costs relating to joint ventures, increased marketing efforts, and Touch America's share of expenses for our new Enterprise Resource Planning
(ERP) information system. Taxes other than income taxes increased approximately $1,000,000 as a result of increased property taxes, representing expansion of Touch America's fiber-optic network. Depreciation and amortization expense remained relatively flat because of the absence in 2000 of amortization expense associated with Personal Communication Services (PCS) licenses owned by Touch America, which Touch America transferred in late 1999 to its TW Wireless joint venture.

Coal

Income from our coal operations was relatively stable when compared with the first quarter of 1999, increasing approximately $300,000. Western Energy's revenues increased approximately $7,600,000 due to a 10 percent increase in tons sold and a 15 percent increase in average revenue per ton sold. In the first quarter of 1999, Western Energy refunded $2,700,000 to a customer for final pit reclamation funds previously collected. The customer has agreed to be responsible for a portion of all final pit reclamation expenses in the future. Northwestern Resources' lignite revenues increased approximately $300,000 as a 3 percent increase in price more than offset a 2 percent decrease in tons sold.

Operations and maintenance expense increased approximately $5,500,000 from higher royalties, reclamation costs, equipment rentals, and diesel fuel costs. Taxes other than income taxes also increased as a result of the increased revenues at the Rosebud Mine.

Independent Power Operations

Income from our independent power operations decreased approximately $1,300,000. Revenues decreased approximately $500,000 mainly because of the effects of a December 1999 agreement with the LADWP. Continental Energy Services' Colstrip 4 Lease Management Division sells the leased share of Colstrip Unit 4 generation, and the December agreement terminated an existing power-supply contract and established a new contract expiring in December 2010. As a result of this transaction, we received approximately $106,000,000 from the LADWP in December 1999.

Earnings from unconsolidated investments increased approximately
$400,000. This was attributable mainly to improved operations in generating projects in which Continental Energy Services holds equity interests - particularly Encogen One in Texas and Ferndale in Washington state.

Operations and maintenance expense increased approximately $700,000 principally because of an increase in expenses associated with Colstrip Unit 4 operations. Selling, general, and administrative expenses increased approximately $200,000 mainly as a result of Continental Energy's share of expenses associated with the ERP information system.

Oil & Natural Gas

Income from our oil and natural gas operations increased approximately $5,500,000 versus first quarter of 1999. Revenues increased as a result of higher sales volumes and significantly higher prices. The higher prices resulted in increased purchased gas costs, royalty expense, and taxes other than income taxes. Depreciation expense increased as a result of higher production volume.

Interest Expense

Reduced needs for short-term cash, resulting from the availability of the funds received from the sale of our electric generating assets and the LADWP transaction referred to above, resulted in the decrease in interest expense of approximately $1,300,000.

This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999. See Part I, "Warnings About Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

On June 22, 1999, the Board of Directors approved, effective August 6, 1999, a two-for-one split of the Company's outstanding common stock to all shareholders of record on July 16, 1999. All 1999 earnings-per-share information has been adjusted for the split.

For comparative purposes, the following table shows the breakdown of consolidated basic net income per share by principal business segment:


			Quarter Ended
			March 31,	March 31,
			  2000   	  1999

	Utility Operations	$	0.08	$  0.12
	Nonutility Operations		0.21	   0.18
		Consolidated	$	0.29	$  0.30


			Twelve Months Ended
			March 31,	March 31,
			  2000   	  1999

	Utility Operations	$	0.51	$  0.42
	Nonutility Operations		0.82	   1.03
		Consolidated	$	1.33	$  1.45

ITEM 7.  Financial Statements and Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
March 31, 2000 and 1999 and for the Twelve Months Ended March 31, 2000 and 1999.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended March 31, 2000 and 1999 and for the Twelve Months Ended
March 31, 2000 and 1999.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended March 31, 2000 and 1999 and for the Twelve Months
Ended March 31, 2000 and 1999.

99d	Preliminary Operating Statistics for the Quarters Ended March 31, 2000
and 1999 and for the Twelve Months Ended March 31, 2000 and 1999.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, a duly authorized signatory.


			THE MONTANA POWER COMPANY
		(Registrant)


		By 	/s/ J. P. Pederson
		J. P. Pederson
		Vice Chairman and Chief
		  Financial Officer

Dated:  April 25, 2000

	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the Quarters
Ended March 31, 2000 and 1999 and for the Twelve Months Ended
March 31, 2000 and 1999.  	10

99b	Preliminary Utility Operations Schedule of Revenues and Expenses
for the Quarters Ended March 31, 2000 and 1999 and for the
Twelve Months Ended March 31, 2000 and 1999.  	11

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended March 31, 2000 and 1999 and for
the Twelve Months Ended March 31, 2000 and 1999.  	12

99d	Preliminary Operating Statistics for the Quarters Ended
March 31, 2000 and 1999 and for the Twelve Months Ended
March 31, 2000 and 1999.  	14

Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			2000		1999		2000		1999
			(Thousands of Dollars)
			(except per share amounts)
REVENUES		$	364,864	$	321,768		$1,385,405		$1,294,989

EXPENSES:
	Operations		206,693	153,560	721,654	566,876
	Maintenance		17,276	19,630	79,199	80,912
	Selling, general, and administrative		36,928	33,143	142,033	132,517
	Taxes other than income taxes		26,331	25,768	104,444	96,424
	Depreciation, depletion, and amortization		25,105	27,754	108,496	114,935
	Write-downs of long-lived assets			-		-		7,083		-
						312,333		259,855		1,162,909		991,664

	INCOME FROM OPERATIONS		52,531	61,913	222,496	303,325

INTEREST EXPENSE AND OTHER INCOME:
	Interest		11,390	13,629	40,767	59,976
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,492	5,492
	Other (income) deductions - net			(8,343)		(3,869)		(15,503)		(7,002)
					4,420		11,133		30,756		58,466

INCOME TAXES			16,832		16,956		43,939		81,282

NET INCOME			31,279		33,824		147,801		163,577
DIVIDENDS ON PREFERRED STOCK			923		923		3,690		3,690

NET INCOME AVAILABLE FOR COMMON STOCK		$	30,356	$	32,901	$	144,111	$	159,887

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING - BASIC (000)			105,552		110,146		108,646		110,060

BASIC EARNINGS PER SHARE OF COMMON STOCK		$	0.29	$	0.30	$	1.33	$	1.45


AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING - DILUTED (000)			107,041		110,799		109,624		110,334

DILUTED EARNINGS PER SHARE OF COMMON STOCK		$	0.28	$	0.30	$	1.32	$	1.45


	Exhibit 99b
PRELIMINARY UTILITY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			2000		1999		2000		1999
			(Thousands of Dollars)
ELECTRIC UTILITY:
REVENUES:
	Revenues		$	101,491	$	116,534	$	441,890	$	450,455
	Intersegment revenues			1,570		3,690		11,496		10,270
					103,061		120,224		453,386		460,725

EXPENSES:
	Power supply		48,149	38,687	148,167	136,135
	Transmission and distribution		9,057	11,677	46,735	43,275
	Selling, general, and administrative		14,702	13,753	68,341	53,464
	Taxes other than incomes taxes		9,725	12,754	47,828	46,973
	Depreciation and amortization			9,157		13,679		49,052		57,018
						90,790		90,550		360,123		336,865

	INCOME FROM ELECTRIC OPERATIONS			12,271		29,674		93,263		123,860

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost revenues)		29,467	26,293	81,533	74,739
	Gas supply cost revenues		15,327	14,052	34,034	31,614
	Intersegment revenues			203		199		633		796
				44,997	40,544	116,200	107,149

EXPENSES:
	Gas supply costs		15,327	14,052	34,034	31,614
	Other production, gathering, and exploration		750	793	2,295	2,432
	Transmission and distribution		3,623	3,636	14,622	15,557
	Selling, general, and administrative		7,145	5,755	23,334	21,378
	Taxes other than income taxes		3,732	3,817	14,248	14,529
	Depreciation, depletion, and amortization			2,368		2,351		9,296		8,852
					32,945		30,404		97,829		94,362

	INCOME FROM GAS OPERATIONS		12,052	10,140	18,371	12,787

INTEREST EXPENSE AND OTHER INCOME:
	Interest		13,034	14,438	46,800	57,350
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373	1,373	5,492	5,492
	Other (income) deductions - net			(6,589)		(1,284)		(8,870)		(4,891)
				7,818	14,527	43,422	57,951

INCOME BEFORE INCOME TAXES		16,505	25,287	68,212	78,696

INCOME TAXES			7,514		10,674		8,780		28,777

DIVIDENDS ON PREFERRED STOCK			923		923		3,690		3,690

UTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	8,068	$	13,690	$	55,742	$	46,229


	Exhibit 99c
PRELIMINARY NONUTILTY OPERATIONS

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			2000		1999		2000		1999
			(Thousands of Dollars)
TELECOMMUNICATIONS:
REVENUES:
	Revenues		$	24,126	$	19,775	$	88,701	$	86,843
	Earnings from unconsolidated investments			602		1,423		9,571		10,252
	Intersegment revenues			308		228		1,092		1,275
					25,036	21,426	99,364	98,370

EXPENSES:
	Operations and maintenance		9,558	8,446	35,936	29,369
	Selling, general, and administrative		3,962	2,782	13,660	12,490
	Taxes other than income taxes		2,068	1,040	4,790	3,418
	Depreciation and amortization			2,374		2,415		9,007		7,963
					17,962		14,683		63,393		53,240

	INCOME FROM TELECOMMUNICATIONS OPERATIONS		7,074	6,743	35,971	45,130

COAL:

REVENUES:
	Revenues			57,281		43,438		210,896		177,973
	Intersegment revenues			3,938		9,904		33,763		38,502
				61,219	53,342	244,659	216,475

EXPENSES:
	Operations and maintenance		37,838	32,332	156,307	133,530
	Selling, general, and administrative		5,357	5,022	16,509	20,558
	Taxes other than income taxes		8,004	6,357	27,406	23,718
	Depreciation and amortization			2,013		1,885		7,574		5,745
					53,212		45,596		207,796		183,551

	INCOME FROM COAL OPERATIONS		8,007	7,746	36,863	32,924

INDEPENDENT POWER GROUP:

REVENUES:
	Revenues			17,749		18,234		74,616		73,365
	Earnings from unconsolidated investments			5,700		5,333		21,409		93,305
	Intersegment revenues			200		238		1,726		1,683
				23,649	23,805	97,751	168,353

EXPENSES:
	Operations and maintenance		16,440	15,734	66,049	62,070
	Selling, general, and administrative		1,044	830		4,374	4,602
	Taxes other than income taxes		636	463	2,013	1,764
	Depreciation and amortization			870		777		3,215		8,863
						18,990		17,804		75,651		77,299

	INCOME (LOSS) FROM INDEPENDENT POWER OPERATIONS		$	4,659	$	6,001	$	22,100	$	91,054


	Exhibit 99c
PRELIMINARY NONUTILITY OPERATIONS (continued)

		Quarter Ended	Twelve Months Ended
			March 31,			March 31,
			2000		1999		2000		1999
			(Thousands of Dollars)
OIL AND NATURAL GAS:
REVENUES:
	Revenues		$	105,415	$	68,809	$	375,475	$	241,844
	Intersegment revenues			5,365		4,400		17,628		17,260
				110,780	73,209	393,103	259,104

EXPENSES:
	Operations and maintenance		87,888	58,951	313,454	203,678
	Selling, general, and administrative		5,219	4,228	19,082	20,791
	Taxes other than income taxes		2,000	1,024	7,025	4,581
	Depreciation, depletion, and amortization			6,723		5,565		24,990		22,447
	Write-downs of long-lived assets			-		-		7,083		-
						101,830		69,768		371,634		251,497

	INCOME FROM OIL AND NATURAL GAS
		OPERATIONS			8,950	3,441	21,469	7,607

OTHER OPERATIONS:

REVENUES:
	Revenues		7,706	7,877	47,280	54,599
	Intersegment revenues			1,524		441		2,957		2,090
					9,230	8,318	50,237	56,689

EXPENSES:
	Operations and maintenance		8,170	7,431	50,879	57,549
	Selling, general, and administrative		(224)	1,324	(1,597)	3,688
	Taxes other than income taxes		166	313	1,134	1,442
	Depreciation and amortization			1,600		1,082		5,362		4,047
					9,712		10,150		55,778		66,726

LOSS FROM OTHER OPERATIONS		(482)		(1,832)	(5,541)	(10,037)

INTEREST EXPENSE AND OTHER INCOME:
	Interest			773		2,103		3,580		11,294
	Other (income) deductions - net			(4,171)		(5,497)		(16,246)		(10,779)
						(3,398)		(3,394)		(12,666)		515

INCOME BEFORE INCOME TAXES			31,606		25,493		123,528		166,163

INCOME TAXES			9,318		6,282		35,159		52,505

NONUTILITY NET INCOME AVAILABLE FOR COMMON STOCK		$	22,288	$	19,211	$	88,369	$	113,658


	Exhibit 99d
PRELIMINARY OPERATING STATISTICS

		Quarter Ended
		March 31,
		   2000  		   1999  		 Change 		  %
HEATING DEGREE DAYS:			3,095		2,950		145		5 %
					Normal		3,451


COAL SALES (thousand of tons):
	Montana			2,986		2,725		261		10 %
	Texas			2,131		2,168		(37)		(2)%
		Total			5,117		4,893		224		5 %


NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (bbls)			128,330		125,798		2,532		2 %

	Natural Gas (Mcfs)			7,498,909	6,745,439		753,470		11 %

	N G Liquids (bbls)			118,913		126,029		(7,116)		(6)%





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